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Exhibit 10 (c).4


                       FLORIDA EAST COAST INDUSTRIES, INC.

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                             PARTICIPATION AGREEMENT


         THIS PARTICIPATION AGREEMENT (this "Agreement") is entered into as of March 28, 2005 between Florida East Coast Industries, Inc. (the "Company"), and Adolfo Henriques (the "Participant").

                                     RECITAL

A. The Participant is a member of a select group of management or highly compensated employees of the Company and the Company desires to have the continued services and counsel of the Participant.

B. The Company has adopted, effective March 28, 2005, the Supplemental Executive Retirement Plan (the "Plan"), as amended from time to time, and the Participant has been selected to participate in the Plan.

C.       The Participant desires to participate in the Plan.

                                    AGREEMENT

                   NOW THEREFORE, it is mutually agreed that:

1. Definitions. Unless otherwise provided in this Agreement, the capitalized terms in this Agreement shall have the same meaning as under the Plan.

2. Contributions to Account. Pursuant to Section 3.1 of the Plan, the Company shall make the following contributions to the Participant's Account, provided the Participant is employed by the Company on such date:

         (a)      on the effective date of this Agreement, $500,000;

         (b)      on the first business day in January of 2006, $130,000; and

         (c) on the first business day in January of 2007, and on the first business day of each calendar year thereafter, 20% of the Participant's rate of annual base salary for the year in which the contribution is made.

3. Vesting of Benefit. Except as otherwise provided in the Plan, the Participant shall be 100% vested in the Account Balance on the second anniversary of the Effective Date, provided the Participant remains employed by the Company through such date.


4. Integrated Agreement: Parties Bound. The Plan, a copy of which has been made available to the Participant, is hereby incorporated into and made a part of this Agreement as though set forth in full in this Agreement. The parties to this Agreement agree to and shall be bound by, and have the benefit of, each and every provision of the

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         Plan as set forth in the Plan. This Agreement and the Plan, collectively, shall be considered one complete contract between the parties.


5. Acknowledgment. The Participant hereby acknowledges that he has read and understands this Agreement and the Plan.


6. Conditions to Participation. As a condition to participation in the Plan, the Participant must complete, sign, date and return to the Committee an original copy of this Agreement and any other forms required by the Committee.

7. Successors and Assigns. This Agreement shall inure to the benefit of, and be binding upon the Company, its successors and assigns, and the Participant.


8. Governing Law. This Agreement shall be governed by and construed under the laws of the State of Florida, as in effect at the time of the execution of this Agreement, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.

         IN WITNESS WHEREOF, the Participant has signed and the Company has accepted this Participation Agreement as of the date first written above.

                                   PARTICIPANT


March 28, 2005                            /s/ Adolfo Henriques
-----------------------------------       --------------------------------------
Date                                      Adolfo Henriques




AGREED AND ACCEPTED BY THE COMPANY:

                                          COMPENSATION COMMITTEE:

                                          /s/ Allen C. Harper
                                          --------------------------------------
                                          Signature of Authorized Representative

                                          Allen C. Harper
                                          --------------------------------------
                                          Type or Print Name








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